SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
________________________________________________________________________________

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                        Independence Community Bank Corp.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                        Independence Community Bank Corp.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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      pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(4)   Date Filed:

                    [INDEPENDENCE COMMUNITY BANK CORP. LOGO]














                                                                  April 25, 2003

Fellow Independence Stockholders:

         On behalf of the Board of Directors, we cordially invite you to attend the annual meeting of stockholders of Independence Community Bank Corp., which will be held at the New York Marriott Brooklyn, located at 333 Adams Street, Brooklyn, New York on Friday, May 30, 2003 at 9:30 a.m., Eastern Time. The matters to be considered by stockholders at the annual meeting are described in detail in the accompanying materials.

         It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. You may vote your shares by telephone or the Internet using the instructions on the enclosed proxy card (if these options are available to you) OR by marking, signing, dating and promptly returning your proxy card in the postage-paid envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

         For the reasons set forth in the accompanying proxy statement, the Board recommends that you vote "FOR" each matter to be considered at the annual meeting.

         Your continued support of and interest in Independence are sincerely appreciated.

                                            Sincerely,



/s/ Charles J. Hamm                        /s/ Alan H. Fishman
Charles J.  Hamm                           Alan H. Fishman
CHAIRMAN OF THE BOARD                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

________________________________________________________________________________

                        INDEPENDENCE COMMUNITY BANK CORP.
________________________________________________________________________________

                               195 MONTAGUE STREET
                            BROOKLYN, NEW YORK 11201
________________________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
________________________________________________________________________________

TIME...............................    9:30 a.m., Eastern Time
                                       Friday, May 30, 2003

PLACE..............................    New York Marriott Brooklyn
                                       333 Adams Street
                                       Brooklyn, New York

ITEMS OF BUSINESS..................    (1)  To elect six members of the Board of
                                            Directors, whose terms are described
                                            in the proxy statement.
                                       (2)  To approve Ernst & Young LLP as our
                                            independent auditors for 2003.
                                       (3)  To transact such other business, as
                                            may properly come before the meeting
                                            and any adjournment thereof.

RECORD DATE........................    Holders of Independence common stock of
                                       record at the close of business on April
                                       11, 2003 are entitled to vote at the
                                       meeting.

ANNUAL REPORT......................    Our 2002 annual report on Form 10-K,
                                       which is not a part of the proxy solicit-ing materials, is enclosed.

PROXY VOTING.......................    It is important that your shares be
                                       represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you.
                                       Most stockholders can also vote their
                                       shares over the Internet or by telephone.
                                       If Internet or telephone voting is
                                       available to you, voting instructions are printed on the proxy card sent to you.
                                       You can revoke a proxy at any time prior to its exercise at the meeting by follow-ing the instructions in the accompanying proxy statement.



                                                     /s/ John K. Schnock
                                                     John K. Schnock
                                                     Corporate Secretary

April 25, 2003
________________________________________________________________________________

                                TABLE OF CONTENTS


                                                                            Page


Annual Meeting of Stockholders...............................................  1
Voting.......................................................................  1
Governance of Independence...................................................  2
Relationship with Independent Public Accountants.............................  5
Report of the Audit Committee................................................  6
Election of Directors (Proposal One).........................................  6
Executive Officers Who Are Not Directors..................................... 10
Share Ownership of Management and Others..................................... 11
Compensation of Executive Officers and Transactions with Management.......... 16
Report of the Compensation Committee......................................... 20
Performance Graph............................................................ 23
Proposal to Ratify the Appointment of Independent Auditors (Proposal Two).... 24
Stockholder Proposals........................................................ 24
Annual Reports............................................................... 24
Other Matters................................................................ 25
Appendix A  Independence Community Bank Corp. Audit Committee Charter........A-1

                        INDEPENDENCE COMMUNITY BANK CORP.
                                ________________

                                 PROXY STATEMENT
                                ________________

                         ANNUAL MEETING OF STOCKHOLDERS


         We are providing this proxy statement and accompanying form of proxy to you in connection with the solicitation by the board of directors of Independence Community Bank Corp. of proxies to be voted at our 2003 annual meeting of stockholders and at any postponement or adjournment thereof. In this proxy statement, "Independence," "we," "us," the "Company" and "our" refer to Independence Community Bank Corp.

         You are cordially invited to attend the annual meeting, which is to be held at the New York Marriott Brooklyn, located at 333 Adams Street, Brooklyn, New York on Friday, May 30, 2003 at 9:30 a.m., Eastern Time. The purposes of the annual meeting are set forth in the accompanying notice of annual meeting of stockholders.

         We are first mailing this proxy statement and the accompanying form of proxy on or about April 25, 2003 to the holders of common stock of Independence (which we refer to herein as the "Common Stock") on April 11, 2003, the record date for the annual meeting.

                                     VOTING

PROXIES AND VOTING PROCEDURES

         Because many stockholders cannot attend the annual meeting in person, we solicit proxies to give all stockholders of record an opportunity to vote on matters that will be presented at the annual meeting. Stockholders may vote by using a toll-free telephone number or the Internet or by completing the enclosed proxy card and mailing it in the postage-paid envelope provided. Please refer to your proxy card or the information forwarded by your broker or other holder of record to see which options are available to you. The telephone and Internet voting procedures are designed to authenticate stockholders by use of a control number and to allow stockholders to confirm that their instructions have been properly recorded. The telephone and Internet voting facilities will close at 12 midnight, Eastern Time, on May 29, 2003.

         Voting by proxy, the Internet or by phone will not limit your right to vote at the annual meeting in person if you decide to attend the annual meeting. If your shares are held in the name of a bank, broker or other nominee, however, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote in person at the annual meeting.

         Your proxy, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for director described herein and "FOR" the ratification of the appointment of the independent auditors described herein, as recommended by our board of directors.

         If any other matters are properly presented for consideration at the annual meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the recommendations of our board of directors, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date of printing of this proxy statement, we did not anticipate that any other matters would be raised at the annual meeting.

         You have the power to revoke your proxy at any time before it is exercised by:

         o filing with the Secretary of Independence written notice (John K. Schnock, Senior Vice President, Secretary and Counsel, Independence Community Bank Corp., 195 Montague Street, Brooklyn, New York 11201);

         o submitting a duly executed proxy bearing a later date (using a proxy card or the telephone or Internet voting procedure); or

         o appearing at the annual meeting and giving the Secretary notice of your intention to vote in person.

         Proxies solicited may be voted only at the annual meeting and any adjournment and will not be used for any other meeting.

STOCKHOLDERS ENTITLED TO VOTE

         You are entitled to notice of and to vote at the annual meeting only if you are a holder of record of Common Stock at the close of business on April 11, 2003. On that date, there were 55,197,455 shares of Common Stock issued and outstanding, and we had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the annual meeting on all matters properly presented at the annual meeting.

QUORUM

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the annual meeting for the election of directors and for any other proposals. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

BROKER "DISCRETIONARY VOTING"

         Under the rules of the New York Stock Exchange in effect at the time this proxy statement was printed, if you hold your shares through a bank or broker, your broker is permitted to vote your shares on the election of the directors and the ratification of the selection of our auditors for 2003, even if the broker does not receive instructions from you.

REQUIRED VOTES

         The persons receiving the greatest number of votes of the Common Stock, up to the number of directors to be elected, will be elected as directors of Independence. The affirmative vote of a majority of the votes cast on the matter at the annual meeting is required to ratify the appointment of Ernst & Young LLP as our independent auditors for 2003 and to approve any other matter properly submitted to stockholders for their consideration at the annual meeting.

         With regard to the election of directors, you may vote in favor of or withhold authority to vote for one or more nominees for director. Votes that are withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such individuals and accordingly will have no effect. Abstentions may be specified on all other proposals. Abstentions or broker "non-votes" will not be counted in determining the votes cast on the proposal to ratify the appointment of our auditors for 2003 or any other proposal that may be properly presented at the annual meeting, and thus will have no effect on these proposals.

                           GOVERNANCE OF INDEPENDENCE

GENERAL

     Our business and affairs are managed by or under the direction of our board of directors and our certificate of incorporation and bylaws. Members of the board of directors are kept informed of Independence's business through discussions with our chairman and the president and chief executive officer and with key members of management, by reviewing materials provided to them and by participating in meetings of the board of directors and its committees.

         Regular meetings of our board of directors are held ten times each year. The board of directors held a total of eleven regular and special meetings during 2002. In addition, there were meetings during 2002 of the various committees of the board of directors. None of our current directors attended fewer than 75% of the aggregate total number of meetings of the board of directors held while he or she was a member of the board during 2002 and the total number of meetings held by all committees thereof during the period which he or she served on such committees during 2002.

         In July 2002, the U.S. Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the Nasdaq Stock Market, Inc. has recently proposed changes to its corporate governance and listing requirements. Certain of the requirements of the Sarbanes-Oxley Act and the proposed Nasdaq Stock Market, Inc. rules are subject to final Securities and Exchange Commission action and, therefore, had not yet become effective or, in some cases, their transitional provisions had not yet expired as of the date of this proxy statement. Nevertheless, our board of directors already meets the requirements of many of the proposed rules, including having a majority of the board of directors being deemed independent for purposes of the listing standards of the Nasdaq Stock Market, Inc. In addition, the Board of Directors maintains audit, compensation and corporate governance and nominating committees, all of which are comprised solely of independent directors (as currently defined under the rules of the Nasdaq Stock Market, Inc.) and operate under written charters approved by our board of directors that govern their duties and standards, as discussed under "-Committees of the Board of Directors" below. Our board of directors regularly monitors developments in the area of corporate governance and will adopt changes, as appropriate, to its corporate governance practices to comply with applicable requirements and to adopt what it believes are the best policies and practices for Independence.

COMMITTEES OF THE BOARD OF DIRECTORS

         Our board of directors has established various committees, including an Executive Committee, an Audit Committee, a Corporate Governance and Nominating Committee and a Compensation Committee.

         AUDIT COMMITTEE. The primary responsibilities of the Audit Committee are to:

         o monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

         o appoint, compensate and monitor the independence and performance of the Company's independent auditors, as well as monitor the independence and performance of the Company's internal auditing department; and

         o provide an avenue of communication among the independent auditors, management, the internal auditing department and the board of directors.

         The Audit Committee, which is chaired by Mr. Desai and is comprised of Messrs. Archie, Catell, Gelfman, Hand and Kolowsky and Mrs. Luke, met six times during 2002. Each of these persons is independent within the meaning of the listing standards of the Nasdaq Stock Market, Inc. In addition, our board of directors has determined that at least one member of the Audit Committee meets the current Nasdaq Stock Market, Inc. standard of having accounting or related financial expertise.

         The Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix A to this proxy statement. The Audit Committee reviews and reassesses the adequacy of the charter annually. Recently, we amended this charter to increase the responsibilities of the Audit Committee in several areas. See "Relationship with Independent Public Accountants - General."

         The report of the Audit Committee is set forth on page 6 of this proxy statement.

         COMPENSATION COMMITTEE. The primary responsibilities of the Compensa-tion Committee are to:

         o establish the compensation and benefits for the president and chief executive officer and other executive officers of Independence;

         o evaluate the performance of the president and chief executive officer and other senior executive officers of Independence; and

         o review, recommend and approve executive compensation, equity and benefit plans for employees of Independence.

         The standing Compensation Committee consists of Messrs. Archie, Hand, Kolowsky, MacKay and Ratcliff and Ms. Ramirez. Each of these persons is independent within the meaning of the rules of the Nasdaq Stock Market, Inc. The Compensation Committee operates pursuant to a written charter approved by the board of directors. The report of the Compensation Committee is set forth on page 20 of this proxy statement. The Compensation Committee met seven times in 2002.

         CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. The primary responsibilities of the Corporate Governance and Nominating Committee are to evaluate and make recommendations to the board of directors for the election of directors, develop corporate governance guidelines for Independence and its directors and executive officers and evaluate the performance of the board of directors and its members. Each of the members of the Committee is independent within the meaning of the rules of the Nasdaq Stock Market, Inc. The Corporate Governance and Nominating Committee operates pursuant to a written charter approved by the board of directors. The Corporate Governance and Nominating Committee, which is chaired by Mr. Catell and is comprised of Messrs. Edelstein, Hand and Ratcliff and Ms. Ramirez, met six times during 2002.

COMPENSATION OF DIRECTORS

         Members of the Bank's board of directors receive $1,500 per meeting attended of the board, $1,000 per meeting attended of the Executive Committee and $850 per meeting attended of all other committees, except for Mr. Fishman who does not receive any fees for service on the board and board committees. Board fees are subject to periodic adjustment by the board of directors. In addition, non-employee directors receive an annual retainer of $20,000. Under the Directors' Fee Plan approved by stockholders of Independence at the 2001 Annual Meeting, non-employee directors receive their annual retainer in shares of Common Stock. For 2002, each non-employee-director received 608 shares of Common Stock in lieu of cash. Directors may also elect to receive all or a portion of the remainder of their fees earned in shares of Common Stock. In addition to fees paid to directors for board and committee meetings, non-employee directors of Independence at the time of the adoption of the 1998 Stock Option Plan ("Option Plan") and the 1998 Recognition and Retention Plan and Trust Agreement ("Recognition Plan") participated in such plans. Stock option grants and restricted stock awards were issued to each of the non-employee directors then serving in September 1998 subsequent to stockholder approval of the Option Plan and the Recognition Plan. In June 2002, each non-employee director received a grant of a compensatory stock option pursuant to the 2002 Stock Incentive Plan ("2002 Plan") covering 3,000 shares of Common Stock (except Ms. Ramirez who received an option covering 9,000 shares). The options vest at the rate of 25% per year starting on the first anniversary of the date of grant and have exercise prices equal to the fair market value of the Common Stock on the date of grant.

         In connection with the acquisition of Broad National Bancorporation ("Broad") in 1999, we entered into a five-year consulting agreement with Mr. Karp. Mr. Karp receives $75,000 per year plus certain fringe benefits under the terms of the consulting agreement with us. The consulting agreement terminates in August 2004. In addition, in connection with the acquisition of Statewide Financial Corp. ("Statewide") in 2000, we entered into a five-year consulting agreement with Mr. Richel. Mr. Richel receives $125,000 per annum plus certain fringe benefits under the terms of the consulting agreement with us. The consulting agreement terminates in January 2005.

STOCKHOLDER NOMINATIONS

         Our bylaws govern nominations for election to our board of directors and require all nominations for election to the board of directors, other than those made by the board or a committee appointed by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in our bylaws. Written notice of a stockholder nomination for election of a director at an annual meeting of stockholders must be given either by personal delivery or by United States mail, postage prepaid, to the Secretary of Independence not later than 120 days prior to the anniversary date of the mailing of the proxy materials for the immediately preceding annual meeting of stockholders. The written notice is required to set forth certain information specified in the bylaws. We did not receive any stockholder nominations for director in connection with the annual meeting.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

GENERAL

         In accordance with the provisions of the charter of the Audit Committee, the Audit Committee of our board of directors has reappointed Ernst & Young LLP as the independent public accounting firm to audit our financial statements for the year ending December 31, 2003.

         In making its recommendation to the stockholders to ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2003, the Audit Committee considered whether Ernst & Young LLP's provision of services other than audit services is compatible with maintaining the independence of our outside accountants. In addition, the Audit Committee reviewed the fees described below for audit-related services (there were no fees or charges for tax-related or other services in 2002) and concluded that such fees are compatible with the independence of Ernst & Young LLP.

         In January 2003, our board of directors and the Audit Committee amended the charter of the Audit Committee to provide, among other things, that the Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of our independent auditors and to generally require the Audit Committee to preapprove all audit services and permitted non-audit services (including the fees and terms thereof).

AUDIT FEES

         Ernst & Young LLP has billed Independence $428,000, in the aggregate, for professional services for the audit of our annual financial statements for 2002 and for the review of our interim financial statements in our quarterly reports filed with the Securities and Exchange Commission during 2002. Ernst & Young LLP billed us $431,200, in the aggregate, for such professional services in 2001.

AUDIT-RELATED FEES

         Ernst & Young LLP has billed us $108,400 and $188,000, in the aggregate, for audit-related services during 2002 and 2001, respectively. Audit-related services in 2002 consisted primarily of audits of the financial statements of certain of our employee benefit plans, reviews of registration statements and conducting a USAP audit. During 2001, such services also included accounting consultation and internal audit services.

TAX FEES

         Ernst & Young LLP did not provide us any professional services with respect to tax compliance, tax advice and tax planning during 2002. During 2001, Ernst & Young, LLP billed us $75,000 in the aggregate for tax compliance and tax consulting services.

ALL OTHER FEES

         Ernst & Young LLP did not bill us any amounts for other services during 2002 or 2001.

                          REPORT OF THE AUDIT COMMITTEE

         In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the board of directors of Independence makes this report for the year ended December 31, 2002.

         The Audit Committee of the board of directors is responsible for providing independent, objective oversight of Independence's accounting functions and internal controls. During 2002, the Audit Committee was composed of seven directors, each of whom is independent as defined by the listing standards of the Nasdaq Stock Market, Inc. The Audit Committee operates under a written charter approved by the board of directors.

         Management is responsible for the Company's internal controls and financial reporting process. The independent accountants, Ernst & Young LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the Audit Committee reviewed the audit plans, audit scope and audit risks with both Ernst & Young LLP and the Company's Internal Auditor. The Audit Committee met with management and Ernst & Young LLP to review and discuss the December 31, 2002 consolidated financial statements. The Audit Committee also discussed with Ernst & Young LLP the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Ernst & Young LLP the firm's independence.

         Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the presentations of management and the independent accountants, the Audit Committee recommended that the board of directors include the audited consolidated financial statements in Independence's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                               The Audit Committee

             Rohit M. Desai, Chairman            Scott M. Hand
             Willard N. Archie                   Donald E. Kolowsky
             Robert B. Catell                    Janine Luke
             Robert W. Gelfman


                              ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

         Pursuant to our certificate of incorporation, our board of directors is divided into three classes as nearly equal in number as possible and the members of each class are elected for a term of three years (or for a shorter period when necessary to ensure that the board is divided into three equal classes or as may be required by our Bylaws) and until their successors are elected and qualified. One class of directors is elected annually. A resolution of the board of directors adopted pursuant to our certificate of incorporation has established the present number of directors at 17. Our stockholders are not permitted to cumulate their votes for the election of directors.

         All of the directors up for election at the annual meeting currently are directors of Independence. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the annual meeting, and no director is related to any other director or executive officer of Independence or of any of its subsidiaries by blood, marriage or adoption.

         We know of no reason why any of the nominees may not be able to serve as director if elected. However, in accordance with the terms of our Bylaws, two nominees for director, Messrs. Kolowsky and Morgano, will not be able to serve their entire term due to age limitations set forth in our Bylaws. Mr. Morgano can serve until December 31, 2003 and Mr. Kolowsky until December 31, 2004. At the time of each such director's retirement, the board will reduce the size of the board. Such reduction is part of the board's determination to reduce the size of the board over time. If any person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for a replacement nominee or nominees recommended by the board of directors unless the board determines to reduce the number of directors comprising the board of directors.

         The following tables present information concerning our nominees for director and the directors whose terms continue, including each such person's tenure as a director of Independence or its subsidiaries. Ages are reflected as of April 11, 2003.



                           NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM EXPIRING IN 2006


                                                   Principal Occupation During                     Director
            Name           Age                         the Past Five Years                          Since
_____________________      ___     __________________________________________________________      ________

Chaim Y. Edelstein          60     Director; self-employed; formerly Chairman of the Board of        1991
                                   Hills Stores, Inc. from 1995 to 1998 and Chairman and
                                   Chief Executive Officer of the A&S division of Federated
                                   Department Stores from 1984 to 1994.

Alan H. Fishman             57     Director; President and Chief Executive Officer of the            2001
                                   Company and the Bank since March 2001; previously,
                                   President and Chief Executive Officer of ContiFinancial
                                   Corporation from July 1999 to December 2000 and Managing
                                   Partner of Columbia Financial Partners, L.P. from 1992 to
                                   March 2001.  Director of KeySpan Energy Corporation.

Donald E. Kolowsky          70     Director; retired; formerly, President of Pfizer Chemical         1989
                                   Division from 1987 to 1991.

Joseph S. Morgano           71     Director; retired; formerly, Executive Vice President of          1996
                                   the Company and President - Commercial Real Estate Lending
                                   Division of the Bank from 1993 until March 30, 2001; Mr.
                                   Morgano served in various positions in the mortgage
                                   lending area after joining the Bank in 1972.

Wesley D. Ratcliff          60     Director; President and Chief Executive Officer since 1993        1994
                                   of Advanced Technological Solutions South, Inc., an
                                   electronics service provider located in Dallas, Texas.

Victor M. Richel            64     Vice Chairman of the Board; previously, Chairman,                 2000
                                   President and Chief Executive Officer of Statewide
                                   Financial Corp., Jersey City, New Jersey, from 1995 to
                                   2000 prior to its merger with the Company in January 2000.


             OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
                VOTE "FOR" APPROVAL OF THE NOMINEES FOR DIRECTOR.


                                       7



                    MEMBERS OF THE BOARD CONTINUING IN OFFICE

DIRECTORS WITH TERMS EXPIRING IN 2005


                                                   Principal Occupation During                     Director
            Name           Age                         the Past Five Years                          Since
_____________________      ___     __________________________________________________________      ________

Willard N. Archie           59      Director; retired; certified public accountant and Chief         1994
                                    Executive Officer and Managing Partner of Mitchell & Titus,
                                    LLP, New York, New York, an accounting and management
                                    consulting firm, from January 1998 to December 2000.
                                    Director of Security Mutual Life Insurance.

Donald H. Elliott           70      Director; Partner with the law firm of Hollyer Brady Smith       1973
                                    & Hines LLP, New York, New York, since 1998, and of counsel from September 1995 to 1998. Director of KeySpan Energy
                                    Corporation.

Donald M. Karp              66      Vice Chairman of the Board; previously, Chairman and Chief       1999
                                    Executive Officer of Broad National Bancorporation, Newark,
                                    New Jersey, from 1991 to 1999 prior to its merger with the
                                    Company in July 1999.

Janine Luke                 64      Director; Director of Windrove Service Corporation, New          1976
                                    York, New York, an investment advisory firm, since 1996;
                                    Mr. Luke has been the sole owner of Shephard Management
                                    Corp., New York, New York, an investment advisory firm,
                                    since 1978.

Malcolm MacKay              62      Director; Managing Director of Russell Reynolds Associates,      1977
                                    Inc., New York, New York, an executive placement firm,
                                    since 1989.  Director of Empire Fidelity Life and Annuity
                                    Corporation, a subsidiary of Fidelity Investment Co.


                                       8




DIRECTORS WITH TERMS EXPIRING IN 2004


                                                   Principal Occupation During                     Director
            Name           Age                         the Past Five Years                          Since
_____________________      ___     __________________________________________________________      ________

Robert B.  Catell           66      Director; Chairman and Chief Executive Officer of KeySpan        1984
                                    Corporation, Brooklyn, New York, since August 1998;
                                    Chairman and Chief Executive Officer of Brooklyn Union,
                                    Brooklyn, New York, since May 1996.  Director of KeySpan
                                    Energy Corporation and the Houston Exploration Company.

Rohit M.  Desai             64      Director; Chairman and President of Desai Capital                1992
                                    Management, Inc., New York, New York.  Director of the
                                    Rouse Company, Finley Enterprises, Inc., Sitel Corporation
                                    and Triton PCS.

Robert W. Gelfman           71      Director; senior counsel with the law firm of Paul,              1988
                                    Hastings, Janofsky & Walker, New York, New York since July
                                    2000; of counsel with the law firm of Battle Fowler LLP,
                                    New York, New York, from August 1999 to July 2000; partner of Battle Fowler LLP from 1974 to August 1999.

Charles J. Hamm             65      Chairman of the Board; served as Chairman, President and         1975
                                    Chief Executive Officer of the Company and the Bank from
                                    1996 until March 2001; prior thereto, Mr. Hamm served as
                                    the President and Chief Executive Officer.

Scott M. Hand               60      Director; Chairman and Chief Executive Officer of INCO           1987
                                    Limited, a mining and metals company headquartered in
                                    Ontario, Canada since April 2001; formerly President of
                                    INCO Limited. Director of P.T. International Nickel
                                    Indonesia Tbk.

Maria Fiorini Ramirez       55      Director; Chief Executive Officer, Maria Fiorini Ramirez,        2000
                                    Inc., New York, New York, a global economic consulting
                                    firm, since 1992.


                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS


         The following information is provided with respect to each person who currently serves as an executive officer of Independence but does not serve on Independence's board of directors. There are no arrangements or understandings between Independence and any such person pursuant to which such person has been elected an officer, and no such officer is related to any director or other officer of Independence by blood, marriage or adoption. Ages are reflected as of April 11, 2003.



                                                           Principal Occupation During
          Name           Age                                   the Past Five Years
___________________      ___      ____________________________________________________________________________

Frank W. Baier           37       Certified Public Accountant; Senior Vice President and Treasurer of the Bank
                                  since June 1, 2001; Mr. Baier previously served with ContiFinancial
                                  Corporation in various capacities including Senior Vice President and
                                  Chief Financial Officer from 1999 until May 2001, Vice President and Treasurer from 1997 until 1999 and Director, Corporate Finance from 1996 until 1997.

John A. Dorman           64       Executive Vice President-Business Banking Division of the Bank since August
                                  1999; previously, President of Broad National Bancorporation from 1992 to
                                  1999 prior to its merger with the Company in July 1999.

Gary M. Honstedt         53       Executive Vice President - Commercial Real Estate Lending Division of the
                                  Bank since March 2001; previously, Senior Vice President - Commercial Real
                                  Estate Lending from April 1996 to March 2001; Mr. Honstedt joined the Bank in
                                  1986.

Harold A. McCleery       55       Executive Vice President - Chief Credit Officer of the Bank since May 2001;
                                  Mr. McCleery previously served as Executive Vice President and Chief Credit
                                  Officer of Bank Austria U.S. from July 2000 until May 2001; prior thereto served as Executive Vice President of First Union National Bank (and its
                                  predecessor, First Fidelity Bank, Newark, New Jersey) from 1996 until July
                                  2000.

Terence J. Mitchell      50       Executive Vice President - Consumer Banking Division of the Bank since April
                                  1999; Executive Vice President - Director of Retail Banking from July 1998 to
                                  March 1999; Mr. Mitchell joined the Bank in 1974.

Frank S. Muzio           50       Certified Public Accountant; Senior Vice President and Controller of the Bank
                                  since April 1998; previously, Senior Vice President - Planning and Analysis of Dime Bancorp, Inc. subsequent to its merger with Anchor Bancorp, Inc. in
                                  January 1995 and served as Senior Vice President and Controller of Anchor
                                  Bancorp, Inc. from 1993 to 1995.

John K. Schnock          59       Senior Vice President, Secretary and Counsel of the Bank since 1996; Mr.
                                  Schnock joined the Bank in 1972.

John B. Zurell           60       Certified Public Accountant; Executive Vice President - Chief Financial
                                  Officer since July 1997; Mr. Zurell joined the Bank in 1972.


                    SHARE OWNERSHIP OF MANAGEMENT AND OTHERS


BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth information as to the Common Stock beneficially owned as of April 11, 2003 by (i) each of our nominees for election as director and each of our directors whose term will continue after the annual meeting, (ii) each of our executive officers named in the Summary Compensation Table below, (iii) all of our nominees for director, directors whose terms will continue after the annual meeting and executive officers as a group and each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who was known to us to be the beneficial owner of 5% or more of the outstanding common stock.


                                                                            Amount and Nature
                     Name of Beneficial                                       of Beneficial                 Percent of
                     Owner or Number of                                      Ownership as of                  Common
                      Persons in Group                                      April 11, 2003 (1)                Stock
____________________________________________________________           ____________________________         __________

Independence Community Bank Corp.
Employee Stock Ownership Plan Trust
   195 Montague Street                                                 5,424,780(2)                            9.8%
   Brooklyn, New York 11201

Private Capital Management, Inc.
   3003 Tamiami Trail North
   Naples, Florida 34103                                               5,304,809(3)                            9.6%

Directors:
   Willard N. Archie                                                     191,657(4)(5)(6)                       *
   Robert B. Catell                                                      241,262(4)(5)(6)                       *
   Rohit M. Desai                                                        237,282(4)(5)(6)                       *
   Chaim Y. Edelstein                                                    222,443(5)(6)(7)                       *
   Donald H. Elliott                                                     202,460(4)(5)(6)                       *
   Alan H. Fishman                                                       355,716(4)(5)(6)(8)(9)(10)             *
   Robert W. Gelfman                                                     154,570(4)(5)(6)(11)                   *
   Charles J. Hamm                                                     1,522,661(4)(6)(8)                      2.7%
   Scott M. Hand                                                         195,116(4)(6)                          *
   Donald M. Karp                                                        783,672(6)(12)                        1.4%
   Donald E. Kolowsky                                                    263,094(4)(5)(6)                       *
   Janine Luke                                                           236,282(4)(5)(6)                       *
   Malcolm MacKay                                                        192,130(4)(5)(6)                       *
   Joseph S. Morgano                                                     664,511(4)(6)(8)                      1.2%
   Maria Fiorini Ramirez                                                   6,336(4)(6)                          *
   Wesley D. Ratcliff                                                    210,718(4)(5)(6)                       *
   Victor M. Richel                                                       32,182(12)                            *
Other Senior Executive Officers:
   John A. Dorman                                                        155,712(4)(5)(6)(9)(13)                *
   Harold A. McCleery                                                     60,406(5)(6)(9)                       *
   Terence J. Mitchell                                                   281,470(4)(5)(6)(9)(10)                *
   John B. Zurell                                                        249,048(4)(5)(6)(9)(10)                *

All directors and executive officers as a group (25 persons)           6,739,265(14)                          11.5%

__________________
* Represents less than 1% of the outstanding shares of Common Stock.
                                                                                  (FOOTNOTES ON THE FOLLOWING PAGE)


                                       11




_________________
  (1) The number of shares beneficially owned by the persons set forth above is determined under rules under Section 13 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, an individual is considered to beneficially own any shares of Common Stock if he or she directly or indirectly has or shares: (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares.

  (2) The Independence Community Bank Corp. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Independence Community Bank Corp. Employee Stock Ownership Plan ("ESOP"). RSGroup Trust Company is the trustee ("Trustee") of the Trust. As of April 11, 2003 1,200,127 of the shares held by the ESOP had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustee will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by all directors and executive officers as a group does not include the shares held by the ESOP, other than shares allocated to an executive officer as a participant.

  (3) This information is based on a Schedule 13G filed with the Securities and Exchange Commission for the year ended December 31, 2002.

  (4) Includes shares held by the Independence Community Bank Corp. Deferred Compensation Plan (the "Deferred Compensation Plan") as follows:

         Name                                           No. of shares
         _____________________                          _____________

         Willard N. Archie                                  33,184
         Robert B. Catell                                   66,418
         Rohit M. Desai                                     67,297
         John A. Dorman                                      4,321
         Donald H. Elliott                                  38,691
         Alan H. Fishman                                    81,114
         Robert W. Gelfman                                  67,297
         Charles J. Hamm                                   361,519
         Scott M. Hand                                      40,885
         Donald E. Kolowsky                                 69,109
         Janine Luke                                        67,297
         Malcolm MacKay                                      1,758
         Terence J. Mitchell                                70,374
         Joseph S. Morgano                                 120,720
         Maria Fiorini Ramirez                               3,336
         Wesley D. Ratcliff                                 44,500
         John B. Zurell                                    120,153

         Each director and executive officer named above disclaims beneficial ownership of such shares except to the extent of their personal pecuniary interest therein.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)


                                       12




__________________
  (5) Includes with respect to the following persons shares allocated to each individual pursuant to grants made under the Recognition Plan but which have not vested.

         Name                                           No. of shares
         _____________________                          _____________

         Willard N. Archie                                 15,362
         Robert B.Catell                                   15,362
         Rohit M. Desai                                    15,362
         John A. Dorman                                     5,909
         Chaim Y. Edelstein                                15,362
         Donald H. Elliott                                 15,362
         Alan H. Fishman                                    7,467
         Robert W. Gelfman                                 15,362
         Donald E. Kolowsky                                15,362
         Janine Luke                                       15,362
         Malcolm MacKay                                    15,362
         Harold A. McCleery                                35,132
         Terence J. Mitchell                               34,666
         Wesley D. Ratcliff                                15,362
         John B. Zurell                                    34,341


  (6)    Includes shares subject to stock options which are currently or will first become exercisable within 60 days of April 11, 2003 as follows:

         Name                                           No. of Options
         _____________________                          _____________

         Willard N. Archie                                 123,623
         Robert B.Catell                                   153,623
         Rohit M. Desai                                    153,623
         John A. Dorman                                     45,337
         Chaim Y. Edelstein                                153,623
         Donald H. Elliott                                 138,623
         Alan H. Fishman                                   120,000
         Robert W. Gelfman                                  68,623
         Charles J. Hamm                                   944,173
         Scott M. Hand                                     143,623
         Donald M. Karp                                      2,084
         Donald E. Kolowsky                                153,623
         Janine Luke                                       153,623
         Malcolm MacKay                                    153,623
         Harold A. McCleery                                 20,000
         Terence J. Mitchell                               161,643
         Joseph S. Morgano                                 398,287
         Maria Fiorini Ramirez                               3,000
         Wesley D. Ratcliff                                128,406
         John B. Zurell                                     57,643

   (7)   Includes 1,000 shares owned by Mr. Edelstein's minor child.  Mr. Edelstein disclaims beneficial ownership with respect to the 1,000 shares owned by his minor child.

   (8)   Includes 131,000, 112,658 and 56,328 shares held in the Recognition Plan for Messrs. Fishman, Hamm and
         Morgano, respectively, which are contingent upon the achievement of certain performance goals

                                                                            (FOOTNOTES CONTINUED ON FOLLOWING PAGE)


                                       13




__________________
         established pursuant to the terms of the Recognition Plan. Until such performance goals are satisfied and the shares vest, such shares are voted by the trustees of the Recognition Plan.

  (9) Includes allocated shares held in the ESOP and shares contributed by the Company on the following individual's behalf based on their contributions to the Independence Community Bank 401(k) Savings Plan in RSI Retirement Trust (the "401(k) Plan"):

         Name                                           No. of shares
         _____________________                          _____________

         Alan H. Fishman                                      756
         John A. Dorman                                     4,241
         Harold A. McCleery                                   756
         Terence J. Mitchell                               10,098
         John B. Zurell                                    10,070


 (10)    Includes shares held in the 401(k) Plan as follows:

         Name                                           No. of shares
         _____________________                          _____________

         Alan H. Fishman                                     379
         Terence J. Mitchell                               4,689
         Victor M. Richel                                  9,764
         John B. Zurell                                    2,841

         Does not include any shares contributed to the 401(k) plan on their behalf by the Company and held in the ESOP. See Footnote 10 above.

(11) Includes 288 shares owned by Mr.Gelfman's spouse. Mr. Gelfman disclaims beneficial ownership with respect to the 288 shares owned by his spouse.

(12) Includes 298,585 shares under shared voting and dispositive authority with Harriet M. Alpert, 40,954 shares owned by Mr. Karp's spouse, 67 shares owned by a company of which Mr. Karp is a director, and 79,813 shares held in various trusts of which Mr. Karp or his spouse is the trustee.

(13) Includes 64,184 shares owned jointly with Mr. Dorman's spouse and 33,720 shares owned by Mr. Dorman's spouse. Mr. Dorman disclaims beneficial ownership with respect to the 33,720 shares owned by his spouse except to the extent of his personal pecuniary interest therein.

(14) Includes 324,352 shares held by the Recognition Plan which may be voted by directors and executive officers pending vesting and distribution, 299,986 shares held by the Recognition Plan which are voted by the trustees thereof, 48,468 shares allocated to executive officers pursuant to the ESOP and 3,406,597 shares which may be acquired by directors and executive officers upon the exercise of stock options which are currently or will first become exercisable within 60 days of April 11, 2003.



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Exchange Act, our directors and executive officers and certain persons who own more than 10% of the Common Stock are required:

         o   to file reports of their ownership of the Common Stock and any
             changes  in  that   ownership  with  the  Securities  and  Exchange
             Commission and the Nasdaq Stock Market, Inc. by specific dates, and

         o   to furnish us with copies of the reports.

         Based on our records and other information, we believe that all of these filing requirements were satisfied by our directors and executive officers in 2002 except that two reports, each covering one transaction, were filed late by Mr. Archie and Ms. Ramirez.

                     COMPENSATION OF EXECUTIVE OFFICERS AND
                          TRANSACTIONS WITH MANAGEMENT

      The following table discloses compensation received by our chief executive officer and our four other most highly compensated executive officers from the Bank for each of the three years ended December 31, 2002. These individuals, each of whom also serves as an executive officer of Independence, do not receive any separate compensation from Independence.



 SUMMARY COMPENSATION TABLE

===========================================================================================================================
                                         Annual Compensation                  Long Term Compensation
                                 ____________________________________    _________________________________
                                                                                 Awards            Payouts
                                                                         ________________________  _______
                                                         Other Annual                  Securities
       Name and                                          Compensation    Restricted    Underlying   LTIP       All Other
  Principal Position    Fiscal   Salary(1)      Bonus         (3)         Stock(4)       Options   Payouts  Compensation(6)
                          Year
___________________________________________________________________________________________________________________________

Alan H. Fishman          2002    $525,965    $496,800(2)      --      $  515,684(2)(4) 110,000(5)    --         $20,678
   President and         2001     403,851     464,940         --       3,375,000       300,000       --           --
   Chief  Executive
   Officer(7)
___________________________________________________________________________________________________________________________

John B. Zurell           2002    $247,115    $144,788(2)      --        $173,452(2)(4)  40,000(5)    --         $48,281
   Executive Vice        2001     233,384     136,605         --              --            --       --          41,625
   President - Chief     2000     225,923      51,285         --              --            --       --          30,393
   Financial Officer
___________________________________________________________________________________________________________________________

Terence J. Mitchell      2002    $238,653    $133,158(2)      --        $183,471(2)(4)  45,000(5)    --         $48,356
   Executive Vice        2001     227,692     133,405         --              --            --       --          41,701
   President -           2000     215,384      49,199         --              --            --       --          30,457
   Consumer Banking
___________________________________________________________________________________________________________________________

John A. Dorman           2002    $230,384    $127,031(2)      --        $166,486(2)(4)  40,000(5)    --         $32,781
   Executive Vice        2001     215,384     127,605         --              --            --       --          25,992
   President -           2000     197,692      43,432         --              --            --       --          18,679
   Business Banking
___________________________________________________________________________________________________________________________

Harold A. McCleery       2002    $243,654    $141,863(2)      --        $201,474(2)(4)  50,000(5)    --         $20,678
   Executive Vice        2001     144,615     121,160         --         650,300        50,000       --              --
   President - Chief
   Credit Officer (7)
===========================================================================================================================

__________________

(1) Does not include amounts deferred by an officer in prior years (and previously reported) and received by such officer in the current fiscal year.

(2) Reflects bonus paid in February 2003 pursuant to the Bank's Executive Management Incentive Compensation Plan for 2002 ("2002 Incentive Plan"). A portion of the bonus was paid in the form of a grant of restricted shares pursuant to the Recognition Plan.

(3) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Bank, the costs to the Bank of providing such benefits to each of the named executive officers during the fiscal year ended December 31, 2002 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(4)      Represents the grant in June 2002 of 11,000, 4,000, 4,500, 4,000 and
         5,000 shares of restricted Common Stock to Messrs. Fishman, Zurell, Mitchell, Dorman and McCleery, respectively, pursuant to the

                     (FOOTNOTES CONTINUED ON FOLLOWING PAGE)


                                       16




__________________
         Recognition Plan which had a value at the date of grant of $320,870, $116,680, $131,265, $116,680 and $145,850, respectively, and which had a fair market value at December 31, 2002 with respect to the unvested portion of the grant of $279,180, $101,520, $114,210, $101,520 and
         $126,900, respectively. The grants do not vest until June 2006, at which time they vest completely. Mr. Fishman must achieve certain performance goals, as defined in the Recognition Plan, in order for his shares to be distributed and/or vested. Also includes grants in February 2003 pursuant to the Recognition Plan as a part of the bonus paid under the Incentive Plan of 7,467, 2,176, 2,001, 1,909 and 2,132 shares of restricted Common Stock to Messrs. Fishman, Zurell, Mitchell, Dorman and McCleery, respectively, which had a value at the date of grant of $194,814, $56,772, $52,206, $49,806 and $55,629, respectively.
         The grants vest at the rate of 33.33% per year starting on the first anniversary of the date of grant. Dividends paid on the restricted Common Stock subject to such grants are held in the Recognition Plan and paid to the recipient when the restricted Common Stock vests.

(5) Consists of stock options awarded in June 2002 to the named officers pursuant to the 2002 Plan. The options vest at the rate of 25% per year starting on the first anniversary of the date of grant.

(6)      Consists of amounts allocated on behalf of Messrs. Fishman, Zurell, Mitchell,
         Dorman and McCleery pursuant to the ESOP and the 401(k) Plan.

(7) Mr. Fishman was appointed President and Chief Executive Officer on March 12, 2001 and Mr. McCleery was appointed Executive Vice President
         - Chief Credit Officer on May 21, 2001.



 OPTIONS/SAR GRANTS IN 2002

      The following table provides information relating to option grants pursuant to our stock option plans during 2002 to our named executive officers.


================================================================================================================
                           Options        % of Total Options      Exercise                         Fair Value of
          Name           Granted (1)      Granted to Employees    Price (2)     Expiration Date     Options (3)
________________________________________________________________________________________________________________

Alan H. Fishman           110,000                12.5%             $29.17          6/27/2012        $1,072,808

John B. Zurell             40,000                4.5                29.17          6/27/2012           390,112

Terence J. Mitchell        45,000                5.1                29.17          6/27/2012           438,876

John A. Dorman             40,000                4.5                29.17          6/27/2012           390,112

Harold A. McCleery         50,000                5.7                29.17          6/27/2012           487,640
================================================================================================================

__________________
(1)      Consists of stock options exercisable at the rate of 25% per year from the date of grant.

(2)      The exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) The fair value of the options granted was estimated using the Black-Scholes Pricing Model. Under such analysis, the risk-free interest rate was assumed to be 4.49%, the expected life of the options to be six years, the expected volatility to be 32.437% and the dividend yield to be 1.65% per share.


AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES

         The following table provides information relating to option exercises in 2002 by our named executive officers and the value of such officers' unexercised options at December 31, 2002.



====================================================================================================================

                                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                                                                 AND YEAR END OPTION VALUES
====================================================================================================================

                                                                 Number of                  Value of Unexercised
                                                                Unexercised                      Options at
                          Shares                            Options at Year End                  Year End(1)
                        Acquired on       Value        _____________________________    ____________________________
        Name             Exercise        Realized      Exercisable     Unexercisable    Exercisable    Unexercisable
____________________________________________________________________________________________________________________

Alan H. Fishman             --              --            60,000          350,000         $510,300        $2,041,200
____________________________________________________________________________________________________________________

John B. Zurell            112,000       $1,480,330       169,643          110,411        2,047,167           849,685
____________________________________________________________________________________________________________________

Terence J. Mitchell       120,000        1,472,100       161,643          115,411        1,950,627           849,685
____________________________________________________________________________________________________________________

John A. Dorman              --              --            45,337           40,000          727,659             --
____________________________________________________________________________________________________________________

Harold M. McCleery          --              --            10,000           90,000           68,000           272,000
====================================================================================================================

__________________
(1)      Based on a per share market price of $25.38 at December 31, 2002.


SEVERANCE AGREEMENTS

         We have entered into Change in Control Agreements with Messrs. Fishman, Mitchell, Zurell, Dorman and McCleery (as well as certain other executive officers). The agreements have terms of three years and are extended each year for a successive, additional one-year period upon approval by the board of directors unless either the board of directors or the individual elects in writing, not less than 30 days prior to the annual anniversary date, not to extend the term.

         The agreements provide that if certain adverse actions are taken with respect to the individual's employment following a change in control, as defined, of Independence or the Bank, the individual will be entitled to a cash severance payment equal to three times the individual's annual compensation. In addition, the individual will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the remaining term of the agreement or until he obtains full-time employment with another employer, whichever occurs first.

         A change in control generally is defined in the agreements to include any change in control of Independence or the Bank required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of our outstanding voting securities and (ii) a change in a majority of our directors during any two-year period without the approval of at least two-thirds of the persons who were directors at the beginning of such period.

     The agreements also provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code, and such payments will cause the executive officer to incur an excise tax under the Internal Revenue Code, Independence shall pay the executive officer an amount such that after payment of all federal, state and local income tax and any additional excise tax, the executive will be fully reimbursed for the amount of such excise tax. Excess parachute payments generally are payments in excess of three times the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date of a change in control of the employer ("base amount"). Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes. Because the amount of the payments and benefits that could constitute a parachute payment is dependent upon the timing, price and structure of any change in control that may occur in the future, it is not possible at this time to quantify the severance benefits payable to an executive under the agreements.

         We have also adopted a severance plan which covers certain officers who are not otherwise covered by change in control agreements. Such plan provides certain severance benefits to participants whose employment is terminated or whose job responsibilities are substantially reduced in connection with or subsequent to a change in control of Independence. The severance plan uses the same definition of change in control as the change in control agreements discussed above.

BENEFITS

         RETIREMENT PLAN. The Bank maintains a non-contributory, tax-qualified defined benefit pension plan for eligible employees. All salaried employees who had attained at least the age of 21 and who had completed at least one hour of service as of July 31, 2000 are eligible to participate in the pension plan. The pension plan was amended in June 2000 to cease admission of any new participants after July 31, 2000. The pension plan provides for a benefit for each participant, including the eligible named executive officers, equal to 2% of the participant's final average compensation as of July 31, 2000 (average W-2 compensation during the highest 60 consecutive months of employment) multiplied by the participant's years (and any fraction thereof) of eligible employment for service up to and including July 31, 2000 and 1% of the participant's final average compensation multiplied by the participant's years (and any fraction thereof) of eligible employment on or after August 1, 2000. A participant is fully vested in his or her benefit under the pension plan after five years of service. The pension plan is funded by the Bank on an actuarial basis and all assets are held in trust by the pension plan trustee.

         The following table illustrates the maximum annual benefit payable upon retirement at age 65 (in single life annuity amounts with no offset for Social Security benefits) at various levels of compensation and years of service under the pension plan and the Supplemental Executive Retirement Plan maintained by the Bank.



                             YEARS OF SERVICE(1)(2)
______________________________________________________________________________________________
REMUNERATION (3)(4)         15                    20                     25              30
___________________      ________             ________               ________         ________

$    125,000              $37,500              $50,000                $62,500          $75,000
     150,000               45,000               60,000                 75,000           90,000
     175,000               52,500               70,000                 87,500          105,000
     200,000               60,000               80,000                100,000          120,000
     225,000               67,500               90,000                112,500          135,000
     250,000               75,000              100,000                125,000          150,000
     300,000               90,000              120,000                150,000          180,000
     400,000              120,000              160,000                200,000          240,000
     450,000              135,000              180,000                225,000          270,000
     500,000              150,000              200,000                250,000          300,000
     600,000              180,000              240,000                300,000          360,000
     700,000              210,000              280,000                350,000          420,000
     800,000              240,000              320,000                400,000          480,000
     900,000              270,000              360,000                450,000          540,000
   1,000,000              300,000              400,000                500,000          600,000

__________________
(1) The annual retirement benefits shown in the table do not reflect a deduction for Social Security benefits. There are no other offsets to benefits. The amounts reflect the maximum benefit; the benefit amounts payable could be less if based in whole or in part on service after August 1, 2000.

(2)      The maximum years of service credited for benefit purposes is 30 years.

                     (FOOTNOTES CONTINUED ON FOLLOWING PAGE)


                                       19




(3) The average annual final compensation for computing benefits under the pension plan cannot exceed $200,000 (as adjusted for subsequent years pursuant to Internal Revenue Code provisions). Benefits in excess of the limitation are provided through the Supplemental Executive Retirement Plan, discussed below.

(4) For the fiscal year of the pension plan beginning on January 1, 2003, the maximum annual benefit payable under the pension plan cannot exceed $160,000 (as adjusted for subsequent years pursuant to Internal Revenue Code provisions).



         The following table sets forth the years of credited service and the average annual compensation determined as December 31, 2002 for each of the named executive officers other than Messrs. Fishman and McCleery who are not participants in the pension plan.


                          Years of Credited       Average Annual
                               Service               Earnings
                          _________________       ______________

Terence J.  Mitchell             29                  $285,147

John B.  Zurell                  30                   291,904

John A. Dorman                   11                   280,413


         SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank has adopted the Supplemental Executive Retirement Plan to provide for eligible employee benefits that would be due under its pension plan if such benefits were not limited under the Internal Revenue Code. Supplemental Executive Retirement Plan benefits provided with respect to the pension plan are reflected in the pension table. Messrs. Mitchell, Zurell and Dorman are participants in the Supplemental Executive Retirement Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         For the fiscal year ended December 31, 2002, the Compensation Committee of the boards of directors of Independence and the Bank determined the salaries and bonuses of our executive officers. The Compensation Committee also reviews and approves the salaries and bonuses for our other officers. The Compensation Committee met seven times during 2002. The report of the Compensation Committee with respect to compensation for our Chief Executive Officer and all of our other executive officers for the fiscal year ended December 31, 2002 is set forth below.

                      REPORT OF THE COMPENSATION COMMITTEE

         The following discussion provides information relative to the compensation and benefits provided to the President and Chief Executive Officer and certain other executive officers for the fiscal year ending December 31, 2002 and sets forth the report of the Compensation Committee.

COMPENSATION PHILOSOPHY

         The Compensation Committee is responsible for administering the Company's executive compensation program, reviewing on an annual basis the base salary and other compensation for all executive officers, including the President and Chief Executive Officer, and recommending to the board the establishment of appropriate compensation programs for the Company's executive officers.

         In conducting its review, the Compensation Committee receives information and recommendations from the President and Chief Executive Officer with respect to the compensation of executive officers other than himself. The President and Chief Executive Officer does not participate in the Compensation Committee's review of his own compensation. As an integral part of the process of establishing appropriate levels of compensation for the

Company's executive officers, the Compensation Committee receives recommendations from outside compensation consultants, considers the objectives and performance of the Company, reviews the individual performance and level of responsibility of each executive officer and takes into account executive compensation practices at comparable financial institutions.

         The purposes of the Company's executive compensation program are to attract, retain and motivate a highly competent executive team; align executive compensation with stockholder interests; link compensation to performance, both corporate and individual, within a context of fiscal responsibility; achieve a balance between short-term and long-term results with recognition given to individual and business unit contributions; and maintain compensation levels that are competitive with comparable financial institutions, particularly those operating in the Company's primary market area. The Company's executive compensation program is designed to provide an incentive for executive officers to drive the Company's business to new operating and profit levels so as to make the Company a top performer in its industry. Although the discussion below describes the methodology used to establish compensation levels in 2002, the process of evaluating and determining the most appropriate executive compensation structure is an ongoing matter and accordingly, the Compensation Committee may determine to use the same or a different methodology to establish compensation levels in future years.

COMPONENTS OF THE COMPENSATION PROGRAM

         The three primary components of the Company's executive compensation program are base salary, annual incentive compensation and long-term incentive compensation.

         BASE SALARY. The Compensation Committee reviews market data compiled by outside consultants on the Company's peer group, supplemented by general industry information, to assess the competitiveness of the base salary of the Chief Executive Officer and other executive officers. The Committee considers the job performance and contribution to the successful operation of the Company by the Chief Executive Officer and other executive officers (and in the case of executive officers other than the Chief Executive Officer, the Committee also considers the job performance evaluation and recommendation of the Chief Executive Officer before approving a salary adjustment for such executive officer) in determining any adjustment to the officer's salary. Executive base salaries are intended to be at market average levels with the opportunity for compensation above market levels to come from the incentive compensation portion of the compensation program.

         ANNUAL INCENTIVE COMPENSATION. The Company's annual incentive compensation program is designed to provide additional annual compensation based on the achievement of performance targets approved by the Compensation Committee and the Board of Directors. Members of the Bank's management committee participated in the 2002 Incentive Plan. Except for the Chief Executive Officer, whose award is based solely on corporate performance, annual incentive compensation awards are based upon a combination of corporate performance measured in diluted earnings per share, the performance of the officer's business unit or functional area of responsibility and the officer's individual performance. In the case of executive officers other than the Chief Executive Officer, the Compensation Committee considers the recommendation and evaluation of the Chief Executive Officer of the individual performance of each officer and that of his or her business unit.

         Based on the attainment of diluted earnings per share of $2.24 in the fiscal year ending December 31, 2002, the corporate component of annual incentive compensation awards was 144% of the target award. Such earnings per share were well above the target set forth in the 2002 Incentive Plan. As provided in the 2002 Incentive Plan, 75% of each participant's award was paid in cash; the remaining 25% was paid in stock vesting over a three year period, with the number of shares determined by applying a 15% discount to the closing price on the date of the award. The stock portion of such award was made pursuant to restricted stock grants pursuant to the Recognition Plan. The Committee and the board of directors have approved a structure and design for the 2003 Executive Management Incentive Compensation Plan that is similar to the 2002 Incentive Plan.

         The 2002 incentive compensation award approved in February 2003 by the Compensation Committee for the Chief Executive Officer was $662,400, of which $496,800 was paid in cash. The remainder was paid in the form of a grant of 7,467 restricted shares vesting pro rata over a three year period pursuant to the Recognition Plan. Other executive officers, whose incentive compensation awards are based on business unit and individual performance as well as corporate performance, received awards ranging from 37% - 73% of base salary.

         LONG-TERM INCENTIVES. The Compensation Committee approves long-term incentive awards for executive officers which are generally in the form of restricted stock or stock option awards pursuant to a plan approved by the board of directors and if applicable, the stockholders. Stock option awards have an exercise price equal to the fair market value of a share of stock on the date of the award; stock option awards and restricted stock awards generally vest pro rata over a multi-year period. In approving such awards, the Compensation Committee considers stock option and restricted stock awards as a means to motivate the executive and reward the creation of stockholder value; takes into account the performance of the Company and relative total stockholder return; looks at the value of such awards granted to executives in peer financial institutions, the banking industry and industry in general; and includes consideration of the executive's individual performance, retention considerations and awards granted in prior years.

         In June 2002, the Compensation Committee approved restricted stock awards pursuant to the Recognition Plan and stock option awards pursuant to the 2002 Plan, both of which are stockholder approved plans. The Chief Executive Officer was awarded 11,000 shares of restricted stock fully vesting four years from the date of the award with no partial vesting in the interim and which are contingent upon the achievement of certain performance goals established pursuant to the terms of the Recognition Plan; such award is intended to comply with the requirements of Section 162 (m) of the Internal Revenue Code of 1986, as amended. An award of 110,000 stock options vesting pro rata over four years and having an exercise price equal to the fair market value of a share of stock on the date of the award was made pursuant to the 2002 Plan.

         Twelve other executive officers received restricted stock awards of between 1,750 - 5,000 shares pursuant to the Recognition Plan. All such awards fully vest four years from the date of the award with no partial vesting in the interim. The same twelve executive officers also received stock option awards ranging from 17,500 - 50,000 stock options vesting pro rata over four years pursuant to the 2002 Plan and having an exercise price equal to the fair market value on the date of the award.

         Beginning in 2003, the Company has decided to expense stock options in accordance with Financial Accounting Standards Board Statements Nos. 123 and
148. The Compensation Committee will consider the effect of the expensing of options in future option grant levels.

         COMPENSATION OF THE PRESIDENT AND CHIEF EXECUTIVE OFFICER. The Compensation Committee approved and the Board of Directors ratified an annual salary of $575,000 for Mr. Fishman, effective September 1, 2002. The salary adjustment for Mr. Fishman followed an analysis of the salaries of chief executive officers at peer group financial institutions in the Company's primary market area, the significant contribution that the chief executive officer makes to the successful operations of the Company and the performance of Mr. Fishman in his position as President and Chief Executive Officer of the Company. No specific formula was used by the Committee to establish Mr. Fishman's salary, which had been $500,000 since March, 2001.

         The Company's Compensation Committee consists of the following Directors, each of whom is an independent outside director.

                      The Compensation Committee

      Scott M. Hand, Chairman                       Malcolm MacKay
      Willard N. Archie                             Mario Fiorini Ramirez
      Donald E. Kolowsky                            Wesley D. Ratcliff

                                PERFORMANCE GRAPH

         The graph below compares the performance of the Common Stock with that of the Nasdaq Composite Index (U.S. Companies) and the SNL $5 billion to $10 billion Thrift Index (the "SNL Index") from March 17, 1998, the date the Common Stock began trading on the Nasdaq Stock Market, through December 31, 2002. The SNL Index is an index created by SNL Securities, L.P., Charlottesville, Virginia, a nationally recognized analyst of financial institutions. The graph is based on the investment of $100 in the Common Stock at its closing price on March 17, 1998. The cumulative returns include the payment of dividends by the Company. The Company changed its fiscal year end from March 31st to December 31st, effective December 31, 2001.


                [ TOTAL RETURN PERFORMANCE GRAPH APPEARS HERE ]




                                                                    Period Ending
                                     __________________________________________________________________________
Index                                03/17/98   03/31/98   03/31/99   03/31/00   03/31/01   12/31/01   12/31/02
_______________________________________________________________________________________________________________

Independence Community Bank Corp.     100.00     103.62      74.95      65.86     105.48     139.50     158.32
NASDAQ - Total US*                    100.00     103.38     139.64     259.46     103.77     110.31      76.25
SNL $5B to $10B Thrift Index          100.00     102.33      77.04      76.55      98.16     114.88     136.83


INDEBTEDNESS OF MANAGEMENT

         Our directors, officers and employees are permitted to borrow from the Bank in accordance with the requirements of federal and state law. All loans made by the Bank to directors and executive officers or their related interests have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. We believe that at the time of origination these loans neither involved more than the normal risk of collectibility nor presented any other unfavorable features.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         In May 2000, ContiFinancial Corporation filed a voluntary petition for relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code. At the time of such filing, Mr. Fishman was serving as President and Chief Executive Officer of ContiFinancial Corporation. Mr. Baier was then serving as Senior Vice President and Chief Financial Officer. Mr. Fishman joined ContiFinancial Corporation in July 1999 and resigned in December 2000; Mr. Baier joined ContiFinancial Corporation in 1996 and resigned in May 2001.

           PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS
                                 (Proposal Two)

         We have appointed Ernst & Young LLP, independent certified public accountants, to perform the audit of our financial statements for the year ending December 31, 2003, and we have further directed that the selection of auditors be submitted for ratification by the stockholders at the annual meeting.

         Representatives from Ernst & Young LLP will be present at the annual meeting and will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & Young LLP as independent auditors for 2003.

                              STOCKHOLDER PROPOSALS

         We must receive any proposals of stockholders intended to be presented at our annual meeting of stockholders in 2004 on or before December 12, 2003 in order for the proposals to be eligible for inclusion in our proxy statement and proxy for that meeting. Any other stockholder proposals to be considered for presentation at our annual meeting of stockholders in 2004, although not included in our proxy statement and proxy for that meeting, must be received on or before December 12, 2003 and be submitted in accordance with the requirements set forth in our bylaws. Stockholder proposals should be sent to Independence Community Bank Corp., 195 Montague Street, Brooklyn, New York 11201, Attention:
John K. Schnock, Senior Vice President, Secretary and Counsel. We urge that any stockholder proposals be sent certified mail, return-receipt requested.


                                 ANNUAL REPORTS

         A copy of our Annual Report to Stockholders, which includes a copy of our annual report on Form 10-K for the year ended December 31, 2002, accompanies this proxy statement. These reports are not part of the proxy solicitation materials.

         UPON WRITTEN REQUEST, WE WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO KATHLEEN A. HANRAHAN, FIRST VICE PRESIDENT - INVESTOR RELATIONS, INDEPENDENCE COMMUNITY BANK CORP., 195 MONTAGUE STREET, BROOKLYN, NEW YORK 11201.

                                  OTHER MATTERS

         The cost of the solicitation of proxies will be borne by us. We have retained Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arrangement with such firm is $4,000 plus reimbursement for out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

                                                                      APPENDIX A

                                 CHARTER OF THE
                        INDEPENDENCE COMMUNITY BANK CORP.
                                AUDIT COMMITTEE.
                             ADOPTED MAY 25TH, 2000,
                         LAST AMENDED JANUARY 31ST, 2003


ORGANIZATION
This charter governs the operations of the Audit Committee of the Company's Board of Directors. The Committee shall review and reassess this charter at least annually and obtain the approval of the Board. The Committee shall consist of at least three directors appointed by the Board of Directors and each shall be independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company, are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of the law, SEC regulations and The Nasdaq Stock Market listing standards. All Committee members shall be financially literate, and at least one member shall be an "audit committee financial expert," as defined by SEC regulations.

PURPOSE
The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's internal audit function and independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, and management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

DUTIES AND RESPONSIBILITIES
The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Audit Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

o The Committee shall be directly responsible for the appointment and termina-tion (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

o At least annually, the Committee shall obtain and review a report by the independent auditors describing:

    o   The accounting firm's internal quality control procedures.
    o Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investi-gation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.
    o All relationships between the independent auditor and the Company (to assess the auditor's independence).

o In addition, the Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

o The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs.

o The Committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management's response.

o The Committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

o The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

o The Committee shall review and discuss earnings press releases prior to issuance, as well as financial information and earnings guidance provided to analysts and rating agencies. The chair of the Committee may represent the entire Committee for the purposes of this review.

o   The  Committee  shall  review  the  interim  financial   statements  and
    disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

o The Committee shall review and discuss the results of examinations made by the internal auditors, independent auditors and banking and other regulatory agencies and shall, with the assistance and input of management, respond to same.

o The Committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

o The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.


o The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

o The Committee shall prepare its report to be included in the Company's annual proxy statement, as required by SEC regulations.

o The Committee shall also perform an evaluation of its performance at least annually to determine whether it is functioning effectively.


COMMITTEE MEETINGS AND ACTION
o A majority of the Committee members will be a quorum for the transaction of business.

o The action of a majority of the Committee members will be the act of the Committee. Even if a quorum is present, a majority of the entire Committee is still required for an action to be approved.

o Any action required to be taken at a meeting of the Committee will be deemed the action of the Committee if at least two thirds of the Committee members execute, either before or after the action is taken, a written consent and the consent is filed with the Corporate Secretary.

o The Chairman will report from time to time to the Board on Committee actions and on the fulfillment of the Committee's duties under its Charter.

o The Committee Secretary (who will be the Corporate Secretary or Assistant Secretary) will keep minutes of all Committee meetings, which will be distributed to all Board members.

o The Committee shall meet generally on a quarterly basis but more often if necessary.

                               REVOCABLE PROXY
                      2003 ANNUAL MEETING OF STOCKHOLDERS

                       INDEPENDENCE COMMUNITY BANK CORP.
                              195 Montague Street
                            Brooklyn, New York 11201

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, being a stockholder of Independence Community Bank Corp. (the "Company") as of April 11, 2003, hereby authorizes Ellen K. Rogoff and Terence J. Mitchell, or any of their successors, as proxies, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at the New York Marriott Brooklyn, 333 Adams Street, Brooklyn, New York, on Friday, May 30, 2003 at 9:30 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth on the reverse hereof.

                                     COMMON

                PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
               PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

        INDEPENDENCE COMMUNITY BANK CORP. - ANNUAL MEETING, MAY 30, 2003

                           YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-866-358-4704 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Via the Internet at https://www.proxyvotenow.com/icb and follow the instructions.

                                       OR

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Please mark your votes as indicated in this example     [X]


1. To elect six directors for a three-year term or until their successors are elected and qualified.

                             With-       For All
                 For         hold        Except
                 [  ]        [  ]         [  ]

     (01) CHAIM Y. EDELSTEIN           (02) ALAN H. FISHMAN
     (03) DONALD E. KOLOWSKY           (04) JOSEPH S. MORGANO
     (05) WESLEY D. RATCLIFF           (06) VICTOR M. RICHEL

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________________________________________

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF
                  MANAGEMENT'S NOMINEES AND "FOR" PROPOSAL 2.

2. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003.

                 For        Against      Abstain
                 [  ]        [  ]         [  ]


3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other such business.

This proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 30, 2003 and at any adjournment thereof.
Shares of the Company's common stock will be voted as specified. If returned, but not otherwise specified, this voting instruction card shall be voted FOR the election of the Board of Directors' nominees to the Board of Directors, FOR ratification of the Company's independent auditors, and otherwise at the discretion of the Trustees. You may revoke this voting instruction card at any time prior to the time it is voted at the Annual Meeting. In their discretion, the Trustees are authorized to vote on such other business as may properly come before the Annual Meeting.
The undersigned hereby acknowledges receipt of Notice of the Annual Meeting and the accompanying Proxy Statement and other materials prior to signing this proxy.

Please check this box if you plan to attend the Annual Meeting [  ]


                                     COMMON



      Please be sure to sign and date                   Date
       this proxy in the box below.                     ________________________


________________________________________________________________________________
             Stockholder sign above -- Co-holder (if any) sign above

Please sign exactly as your name appears on the stock certificate(s). If signing as attorney, executor, administrator, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix its seal. A partnership should sign in the partnership name by an authorized person. When shares are held jointly, only one holder need sign.


***IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,PLEASE READ THE INSTRUCTIONS BELOW***
--------------------------------------------------------------------------------
FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTING INSTRUCTION CARD BY MAIL

              INSTRUCTIONS FOR VOTING YOUR VOTING INSTRUCTION CARD

You have three alternative ways of voting:
1.   By Mail (traditional method); or
2.   By Telephone (using a Touch-Tone Phone); or
3.   By Internet.
Your telephone or Internet vote authorizes the Trustees of the 401(k) Plan to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 29, 2003.

VOTE BY TELEPHONE
_________________
It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-866-358-4704.

Follow these four easy steps:
1. Read the accompanying Proxy Statement and Proxy Card.
2. Call the toll-free number 1-866-358-4704.
3. Enter your 9 digit Control Number located on your Proxy Card below.
4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!
Call 1-866-358-4704 anytime!

VOTE BY INTERNET
________________
It's fast, convenient, and your vote is immediately confirmed and posted

Follow these four easy steps:
1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to the Website https://www.proxyvotenow.com/icb
3. Enter your 9 digit Control Number located on your Proxy Card below.
4. Follow the instructions.

YOUR VOTE IS IMPORTANT!
Go to https://www.proxyvotenow.com/icb

FOR TELEPHONE/INTERNET VOTING:
CONTROL NUMBER

IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU ARE VOTING BY
                             TELEPHONE OR INTERNET
     PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
                      OR BY MAIL, WILL BE THE VOTE COUNTED.

                                REVOCABLE PROXY
                       INDEPENDENCE COMMUNITY BANK CORP.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 30, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned, being a stockholder of Independence Community Bank Corp. (the "Company") as of April 11, 2003, hereby authorizes Ellen K. Rogoff and Terence J. Mitchell, or any of their successors, as proxies, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at the New York Marriott Brooklyn, 333 Adams Street, Brooklyn, New York, on Friday, May 30, 2003, at 9:30 a.m.,Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth below.

                                     COMMON

1.  Election of Directors:

                                With-          For all
                For             hold           Except
                [  ]            [  ]            [  ]

    Chaim Y. Edelstein, Alan H. Fishman, Donald E. Kolowsky, Joseph S. Morgano, Wesley D. Ratcliff, Victor M. Richel

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

________________________________________________________________________________

2. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003.


                For            Against         Abstain
                [  ]            [  ]            [  ]

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other such business.


    PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.  [  ]


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE BOARD'S NOMINEES AND PROPOSAL 2.

This proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 30, 2003 and at any adjournment thereof.
Shares of the Company's common stock will be voted as specified. If returned, but not otherwise specified, this proxy shall be voted "FOR" the election of the Board of Directors' nominees to the Board of Directors, "FOR" ratification of the Company's independent auditors, and otherwise at the discretion of the proxies. You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting.

--------------------------------------------------------------------------------
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                       INDEPENDENCE COMMUNITY BANK CORP.
                              195 Montague Street
                            Brooklyn, New York 11201

     The above signed hereby acknowledges receipt of Notice of the Annual Meeting and the accompanying Proxy Statement and other materials prior to signing this proxy.
     Please sign exactly as your name appears on the stock certificate(s). If signing as attorney, executor, administrator, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix its seal. A partnership should sign in the partnership name by an authorized person. When shares are held jointly, only one holder need sign.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_______________________________________________

_______________________________________________

_______________________________________________

Independence Community Bank Corp.
195 Montague Street
Brooklyn, New York 11201


[Logo Appears Here]


                                                                  April 25, 2003


To: Participants in the Independence Community Bank
    401(k) Savings Plan (the "401(k) Plan")

     Your  voting  instructions  are  being  solicited  in  connection  with the proposals to be considered at Independence Community Bank Corp.'s (the "Company") upcoming Annual Meeting of Stockholders to be held on May 30, 2003. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of the Company allocated to your account under the 401(k) Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, an Annual Report and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the 401(k) Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the inspector of elections, Registrar and Transfer Company, in the accompanying envelope or you may vote by telephone or via the Internet. Please return your voting instruction ballot to Registrar and Transfer Company for receipt no later than May 29, 2003 so that it may properly count and vote all of the shares in accordance with the terms of the 401(k) Plan.

     We urge each of you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions for the 401(k) Plan are not received, the shares allocated to your account under the 401(k) Plan will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.


     Please note that the enclosed material relates only to those shares which have been allocated to your account under the 401(k) Plan. You have or will receive other voting material for those shares owned by you individually and not under the 401(k) Plan.

                                           Best regards,


                                           /s/Alan H. Fishman
                                           Alan H. Fishman
                                           President and Chief Executive Officer

                       REVOCABLE VOTING INSTRUCTION CARD
                      2003 ANNUAL MEETING OF STOCKHOLDERS

                       INDEPENDENCE COMMUNITY BANK CORP.
                              195 Montague Street
                            Brooklyn, New York 11201

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby instructs the Trustees of the Independence Community Bank 401(k) Savings Plan (the "401(k) Plan") to vote, as designated below, all the shares of common stock of Independence Community Bank Corp. (the "Company") which were allocated to my account pursuant to the 401(k) Plan as of April 11, 2003, upon the proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on May 30, 2003, and at any adjournment thereof.

                              401(K) SAVINGS PLAN

       PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
               PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

        INDEPENDENCE COMMUNITY BANK CORP. - ANNUAL MEETING, MAY 30, 2003

                           YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-866-358-4704 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Via the Internet at https://www.proxyvotenow.com/icb and follow the instructions.

                                       OR

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Please mark your votes as indicated in this example     [X]


1. To elect six directors for a three-year term or until their successors are elected and qualified.

                             With-       For All
                 For         hold        Except
                 [  ]        [  ]         [  ]

     (01) CHAIM Y. EDELSTEIN           (02) ALAN H. FISHMAN
     (03) DONALD E. KOLOWSKY           (04) JOSEPH S. MORGANO
     (05) WESLEY D. RATCLIFF           (06) VICTOR M. RICHEL

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________________________________________

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF
                  MANAGEMENT'S NOMINEES AND "FOR" PROPOSAL 2.

2. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003.

                 For        Against      Abstain
                 [  ]        [  ]         [  ]


3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other such business.

This voting instruction card is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 30, 2003 and at any adjournment thereof.
Shares of the Company's common stock will be voted as specified. If returned, but not otherwise specified, this voting instruction card shall be voted FOR the election of the Board of Directors' nominees to the Board of Directors, FOR ratification of the Company's independent auditors, and otherwise at the discretion of the Trustees. You may revoke this voting instruction card at any time prior to the time it is voted at the Annual Meeting. In their discretion, the Trustees are authorized to vote on such other business as may properly come before the Annual Meeting.
The undersigned hereby acknowledges receipt of Notice of the Annual Meeting and the accompanying Proxy Statement and other materials prior to signing this voting instruction card.


                              401(K) SAVINGS PLAN



      Please be sure to sign and date                   Date
this voting instruction card in the box below.          ________________________


________________________________________________________________________________
                             Participant sign above


***IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,PLEASE READ THE INSTRUCTIONS BELOW***
--------------------------------------------------------------------------------
FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTING INSTRUCTION CARD BY MAIL

              INSTRUCTIONS FOR VOTING YOUR VOTING INSTRUCTION CARD

You have three alternative ways of voting:
1.   By Mail (traditional method); or
2.   By Telephone (using a Touch-Tone Phone); or
3.   By Internet.
Your telephone or Internet vote authorizes the Trustees of the 401(k) Plan to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 29, 2003.

VOTE BY TELEPHONE
_________________
It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-866-358-4704.

Follow these four easy steps:
1. Read the accompanying Proxy Statement and Voting Instruction Card.
2. Call the toll-free number 1-866-358-4704.
3. Enter your 9 digit Control Number located on your Voting Instruction Card below.
4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!
Call 1-866-358-4704 anytime!

VOTE BY INTERNET
________________
It's fast, convenient, and your vote is immediately confirmed and posted

Follow these four easy steps:
1. Read the accompanying Proxy Statement and Voting Instruction Card.
2. Go to the Website https://www.proxyvotenow.com/icb
3. Enter your 9 digit Control Number located on your Voting Instruction Card below.
4. Follow the instructions.

YOUR VOTE IS IMPORTANT!
Go to https://www.proxyvotenow.com/icb

FOR TELEPHONE/INTERNET VOTING:
CONTROL NUMBER

IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU ARE VOTING BY
                             TELEPHONE OR INTERNET
     PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
                      OR BY MAIL, WILL BE THE VOTE COUNTED.

Independence Community Bank Corp.
195 Montague Street
Brooklyn, New York 11201


[Logo Appears Here]


                                                                  April 25, 2003


To: Participants in the Independence Community Bank Corp.
    Employee Stock Ownership Plan Trust ("ESOP")

     Your  voting  instructions  are  being  solicited  in  connection  with the proposals to be considered at Independence Community Bank Corp.'s (the "Company") upcoming Annual Meeting of Stockholders to be held on May 30, 2003. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of the Company allocated to your account under the ESOP will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, an Annual Report and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the inspector of elections, Registrar and Transfer Company, in the accompanying envelope or you may vote by telephone or via the Internet. Please return your voting instruction ballot to Registrar and Transfer Company for receipt no later than May 29, 2003 so that it may properly count and vote all of the shares in accordance with the terms of the ESOP.

     We urge each of you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account under the ESOP will not be voted, unless the Trustee determines that it is required to do so in compliance with its fiduciary duties, applicable law or otherwise. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to your account under the ESOP. You have or will receive other voting material for those shares owned by you individually and not under the ESOP.

                                           Best regards,


                                           /s/Alan H. Fishman
                                           Alan H. Fishman
                                           President and Chief Executive Officer

                        REVOCABLE VOTING INSTRUCTION CARD
                      2003 ANNUAL MEETING OF STOCKHOLDERS

                       INDEPENDENCE COMMUNITY BANK CORP.
                              195 Montague Street
                            Brooklyn, New York 11201


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby instructs the Trustee of the Independence Community Bank Corp. Employee Stock Ownership Plan Trust ("ESOP") to vote, as designated below, all the shares of common stock of Independence Community Bank Corp. (the "Company") which were allocated to my account pursuant to the ESOP as of April 11, 2003 upon the proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on May 30, 2003, and at any adjournment thereof.

                      EMPLOYEE STOCK OWNERSHIP PLAN TRUST

       PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
               PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.


       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

        INDEPENDENCE COMMUNITY BANK CORP. - ANNUAL MEETING, MAY 30, 2003

                           YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-866-358-4704 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Via the Internet at https://www.proxyvotenow.com/icb and follow the instructions.

                                       OR

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Please mark your votes as indicated in this example     [X]


1. To elect six directors for a three-year term or until their successors are elected and qualified.

                             With-       For All
                 For         hold        Except
                 [  ]        [  ]         [  ]

     (01) CHAIM Y. EDELSTEIN           (02) ALAN H. FISHMAN
     (03) DONALD E. KOLOWSKY           (04) JOSEPH S. MORGANO
     (05) WESLEY D. RATCLIFF           (06) VICTOR M. RICHEL

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________________________________________

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF
                  MANAGEMENT'S NOMINEES AND "FOR" PROPOSAL 2.

2. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003.

                 For        Against      Abstain
                 [  ]        [  ]         [  ]


3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other such business.

This voting instruction card is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 30, 2003 and at any adjournment thereof.
Shares of the Company's common stock will be voted as specified. If returned, but not otherwise specified, this voting instruction card shall be voted FOR the election of the Board of Directors' nominees to the Board of Directors, FOR ratification of the Company's independent auditors, and otherwise at the discretion of the Trustees. You may revoke this voting instruction card at any time prior to the time it is voted at the Annual Meeting. In their discretion, the Trustees are authorized to vote on such other business as may properly come before the Annual Meeting.
The undersigned hereby acknowledges receipt of Notice of the Annual Meeting and the accompanying Proxy Statement and other materials prior to signing this voting instruction card.


                      EMPLOYEE STOCK OWNERSHIP PLAN TRUST


      Please be sure to sign and date                   Date
this voting instruction card in the box below.          ________________________


________________________________________________________________________________
                             Participant sign above


***IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,PLEASE READ THE INSTRUCTIONS BELOW***
--------------------------------------------------------------------------------
FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTING INSTRUCTION CARD BY MAIL

              INSTRUCTIONS FOR VOTING YOUR VOTING INSTRUCTION CARD

You have three alternative ways of voting:
1.   By Mail (traditional method); or
2.   By Telephone (using a Touch-Tone Phone); or
3.   By Internet.
Your telephone or Internet vote authorizes the Trustees of the 401(k) Plan to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 29, 2003.

VOTE BY TELEPHONE
_________________
It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-866-358-4704.

Follow these four easy steps:
1. Read the accompanying Proxy Statement and Voting Instruction Card.
2. Call the toll-free number 1-866-358-4704.
3. Enter your 9 digit Control Number located on your Voting Instruction Card below.
4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!
Call 1-866-358-4704 anytime!

VOTE BY INTERNET
________________
It's fast, convenient, and your vote is immediately confirmed and posted

Follow these four easy steps:
1. Read the accompanying Proxy Statement and Voting Instruction Card.
2. Go to the Website https://www.proxyvotenow.com/icb
3. Enter your 9 digit Control Number located on your Voting Instruction Card below.
4. Follow the instructions.

YOUR VOTE IS IMPORTANT!
Go to https://www.proxyvotenow.com/icb

FOR TELEPHONE/INTERNET VOTING:
CONTROL NUMBER

IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU ARE VOTING BY
                             TELEPHONE OR INTERNET
     PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
                      OR BY MAIL, WILL BE THE VOTE COUNTED.

Independence Community Bank Corp.
195 Montague Street
Brooklyn, New York 11201


[Logo Appears Here]


                                                                  April 25, 2003


To: Participants in the Independence Community Bank Corp.
    Recognition and Retention Plan and Trust Agreement (the "Recognition Plan")

     Your  voting  instructions  are  being  solicited  in  connection  with the proposals to be considered at Independence Community Bank Corp.'s (the "Company") upcoming Annual Meeting of Stockholders to be held on May 30, 2003. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of the Company allocated to your account under the Recognition Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, an Annual Report and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the inspector of elections, Registrar and Transfer Company, in the accompanying envelope or you may vote by telephone or via the Internet. Please return your voting instruction ballot to Registrar and Transfer Company for receipt no later than May 29, 2003 so that it may properly count and vote all of the shares in accordance with the terms of the Recognition Plan.

     We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Recognition Plan are not received, the shares allocated to your account under the Recognition Plan will be voted by the Recognition Plan Trustees in their discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.

     Please take a moment to do so. Please note that the enclosed material relates only to those shares which have been allocated to your account under the Recognition Plan. You have or will receive other voting material for those shares owned by you individually and not under the Recognition Plan.

                                           Best regards,


                                           /s/Alan H. Fishman
                                           Alan H. Fishman
                                           President and Chief Executive Officer

                       REVOCABLE VOTING INSTRUCTION CARD
                      2003 ANNUAL MEETING OF STOCKHOLDERS

                       INDEPENDENCE COMMUNITY BANK CORP.
                              195 Montague Street
                            Brooklyn, New York 11201

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby instructs the Trustees of the Independence Community Bank Corp. 1998 Recognition and Retention Plan and Trust (the "Recognition Plan") to vote, as designated below, all the shares of common stock of Independence Community Bank Corp. (the "Company") which were allocated to my account pursuant to the Recognition Plan as of April 11, 2003 upon the proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on May 30, 2003, and at any adjournment thereof.

                 1998 RECOGNITION AND RETENTION PLAN AND TRUST

       PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
                   OR VOTE VIA THE INTERNET OR BY TELEPHONE.


       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

        INDEPENDENCE COMMUNITY BANK CORP. - ANNUAL MEETING, MAY 30, 2003

                           YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-866-358-4704 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Via the Internet at https://www.proxyvotenow.com/icb and follow the instructions.

                                       OR

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Please mark your votes as indicated in this example     [X]


1. To elect six directors for a three-year term or until their successors are elected and qualified.

                             With-       For All
                 For         hold        Except
                 [  ]        [  ]         [  ]

     (01) CHAIM Y. EDELSTEIN           (02) ALAN H. FISHMAN
     (03) DONALD E. KOLOWSKY           (04) JOSEPH S. MORGANO
     (05) WESLEY D. RATCLIFF           (06) VICTOR M. RICHEL

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________________________________________

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF
                  MANAGEMENT'S NOMINEES AND "FOR" PROPOSAL 2.

2. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003.

                 For        Against      Abstain
                 [  ]        [  ]         [  ]


3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other such business.

SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS, THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS AND FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.


                 1998 RECOGNITION AND RETENTION PLAN AND TRUST


      Please be sure to sign and date                   Date
       this proxy in the box below.                     ________________________


________________________________________________________________________________
             Stockholder sign above -- Co-holder (if any) sign above



***IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,PLEASE READ THE INSTRUCTIONS BELOW***
--------------------------------------------------------------------------------
FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTING INSTRUCTION CARD BY MAIL

              INSTRUCTIONS FOR VOTING YOUR VOTING INSTRUCTION CARD

You have three alternative ways of voting:
1.   By Mail (traditional method); or
2.   By Telephone (using a Touch-Tone Phone); or
3.   By Internet.
Your telephone or Internet vote authorizes the Trustees of the 401(k) Plan to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 29, 2003.

VOTE BY TELEPHONE
_________________
It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-866-358-4704.

Follow these four easy steps:
1. Read the accompanying Proxy Statement and Voting Instruction Card.
2. Call the toll-free number 1-866-358-4704.
3. Enter your 9 digit Control Number located on your Voting Instruction Card below.
4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!
Call 1-866-358-4704 anytime!

VOTE BY INTERNET
________________
It's fast, convenient, and your vote is immediately confirmed and posted

Follow these four easy steps:
1. Read the accompanying Proxy Statement and Voting Instruction Card.
2. Go to the Website https://www.proxyvotenow.com/icb
3. Enter your 9 digit Control Number located on your Voting Instruction Card below.
4. Follow the instructions.

YOUR VOTE IS IMPORTANT!
Go to https://www.proxyvotenow.com/icb

FOR TELEPHONE/INTERNET VOTING:
CONTROL NUMBER

IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU ARE VOTING BY
                             TELEPHONE OR INTERNET
     PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
                      OR BY MAIL, WILL BE THE VOTE COUNTED.